UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 13, 2017, Orthofix International N.V. (the “Company”) held its 2017 Annual General Meeting of Shareholders. The total number of common shares eligible to vote as of the record date, April 25, 2017, was 18,044,335 and pursuant to the Company’s Articles of Association, 9,022,168 shares were required to be present or represented at the meeting to constitute a quorum. The total number of common shares present or represented at the meeting was 16,893,758, and a quorum therefore existed.

At the Annual General Meeting:

1.	Election of Board of Directors. The following persons were elected as directors of the Company for a one year term expiring at the 2018 Annual General Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Luke Faulstick	15,585,401	213,996	1,094,361
James F. Hinrichs	15,585,418	213,979	1,094,361
Alexis V. Lukianov	15,689,664	109,733	1,094,361
Lilly Marks	15,537,109	262,288	1,094,361
Bradley R. Mason	15,688,002	111,395	1,094,361
Ronald A. Matricaria	15,583,949	215,448	1,094,361
Michael E. Paolucci	15,689,664	109,733	1,094,361
Maria Sainz	15,282,093	517,304	1,094,361

2.

Approval of Financial Statements for the Fiscal Year Ended December 31, 2016. The Company’s consolidated balance sheet and consolidated statement of operations at and for the fiscal year ended December 31, 2016 were approved by a vote of (i) 16,814,798 in favor, (ii) 4,309 against, and (iii) 74,651 abstaining.

3.

Advisory and Non-Binding Resolution to Approve Executive Compensation. The advisory and non‑binding resolution to approve executive compensation was approved by a vote of (i) 14,521,073 in favor, (ii) 1,273,761 against, (iii) 4,538 abstaining, and (iv) 1,094,386 broker non-votes.

4.

Advisory Vote on the Frequency of Future Advisory Votes To Approve Executive Compensation. Shareholders voted as follows on the advisory vote on the frequency of future advisory votes to approve executive compensation: (i) 12,459,689 for “every 1 year”, (ii) 44,817 for “every 2 years”, (iii) 3,291,567 for “every 3 years”, (iv) 3,323 abstaining, and (v) 1,094,362 broker non-votes. In accordance with these voting results, and consistent with the recommendation of the Board of Directors, the Company has determined that future advisory and non-binding votes on executive compensation will be held every year. Accordingly, the next advisory and non-binding vote on executive compensation will be held at the 2018 Annual General Meeting of Shareholders.

5.

Ratification of the Selection of Ernst & Young LLP. The selection of Ernst & Young LLP to act as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2017 was ratified by a vote of (i) 16,505,628 in favor, (ii) 385,951 against, and (iii) 2,179 abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Kimberley Elting
Kimberley Elting Chief Legal Officer

Date: June 13, 2017